EXHIBIT 10.35

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of September 29 , 2008 and entered into by and among ORLEANS HOMEBUILDERS, INC., a Delaware corporation (“Company”), (each of THE UNDERSIGNED AFFILIATES of Company (each of such undersigned affiliates being a “Affiliate Grantor” and collectively “Affiliate Grantors”) and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 22 hereof (each of Company, each Affiliate Grantor, and each Additional Grantor being a “Grantor” and collectively the “Grantors”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for and representative of (in such capacity herein called “Secured Party”) the Lenders (as hereinafter defined).

PRELIMINARY STATEMENTS

A.                                   Pursuant to the Second Amended and Restated Revolving Credit Loan Agreement dated as of September 29, 2008 (said Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”),Wachovia Bank, National Association, as Agent, and Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, continue to make loans and extend certain credit facilities to Affiliate Grantors.

B.                                     Company has executed and delivered the Guaranty, in favor of Secured Party for the benefit of Lenders, pursuant to which Company has guarantied the prompt payment and performance when due of all obligations of Affiliate Grantors under the Credit Agreement.

C.                                     It is a condition precedent to the continued extensions of credit by Lenders under the Credit Agreement that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make loans and other extensions of credit under the Credit Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.                        Grant of Security.

Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor’s right, title and interest in and to the following personal property of such Grantor, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the “Collateral”):

(a)                                  all federal and state income tax refunds received by or payable to Grantors, in each case after the Closing Date (collectively, “Refund Collateral”);

(b)                                 all Proceeds with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC.

SECTION 2.                        Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor. “Secured Obligations” means:

(a)                                  with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Guaranty, and

(b)                                 with respect to each Affiliate Grantor and Additional Grantor, all obligations and liabilities of every nature of such Affiliate Grantor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents, in each case together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn under letters of credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to Company or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Company or such Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3.                        Representations and Warranties.

Each Grantor represents and warrants as follows:

(a)                                  Jurisdiction of Organization. Each Grantor’s name as it appears in official filings in the state of its organization; such Grantor’s type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable government authority of the jurisdiction of organization are set forth on Schedule 1 annexed hereto.

(b)                                 Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof.

(c)                                  Due Authorization, etc. Each Grantor is duly formed, validly existing and in good standing and subsisting under the law of its jurisdiction of organization and has full entity power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary entity action. This Agreement constitutes a legally valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(d)                                 No Conflict. The execution, delivery and performance of this Agreement by each Grantor will not violate the Organizational Documents of such Grantor, any provision of law applicable to such Grantor or any order, judgment or decree of any court or other governmental agency binding on such Grantor.

(e)                                  Security Interests. The security interests in the Collateral granted hereunder constitute valid security interests in the Collateral, securing payment of the Secured Obligations.

SECTION 4.                        Further Assurances.

Each Grantor agrees that from time to time, at the expense of Grantors and upon the reasonable request of Secured Party, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor, upon the reasonable request of Securied Party, will: (a) (i) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (ii) subject to the provisions of Section 6(f), execute and deliver, and cause to be executed and delivered, all federal and state tax forms establishing that Secured Party has a security interest in the Collateral and the right to directly receive payments from the federal and state government with respect to such Collateral after the occurrence and during the continuance of an Event of Default; (iii) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail; ; and (c) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral.

SECTION 5.                        Certain Covenants of Grantors.

Each Grantor shall:

(a)                                  Either (i) deposit all Refund Collateral received by a Borrower or Guarantor into a deposit account at a Lender and maintain such Collateral in a deposit account at a Lender until the Maturity Date, or (ii) make a voluntary prepayment of the Loans in the amount of such Refund Collateral when such Refund Collateral is received by a Borrower or Guarantor.

(b)                                 not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(c)                                  give Secured Party at least 30 days’ prior written notice of any change in such Grantor’s name, identity or corporate structure;

(d)                                 give Secured Party at least 30 days’ prior written notice of any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor; and

(e)                                  permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from records of the Collateral, and each Grantor agrees to render to Secured Party, at Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

SECTION 6.                        Secured Party Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)                                  upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)                                 upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) above;

(c)                                  upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

(d)                                 to pay or discharge liens (other than liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand; and

(e)                                  upon the occurrence and during the continuance of an Event of Default, generally to sell, make any agreement with respect to or otherwise deal with any of the Collateral as Secured Party may be permitted to do under the UCC in its capacity as a Secured Party, and to do, at Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement.

SECTION 7.                        Secured Party May Perform.

If any Grantor fails to perform any agreement contained herein, Secured Party may, if such agreement is not performed by such Grantor within ten days after written notice of such failure is given by Secured Party to such Grantor, itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 11(b) hereof

SECTION 8.                        Standard of Care.

The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 9.                        Remedies.

(a)                                  Generally. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (ii) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, and (iii) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account constituting part of the Collateral maintained with Secured Party or any Lender.  Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such public sale and Secured Party, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Secured Party, that Secured Party may have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor.

SECTION 10.                 Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Credit Agreement, as provided in the Credit Agreement; and

THIRD: To the payment to or upon the order of Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 11.                 Indemnity and Expenses.

(a)                                  Grantors jointly and severally agree to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party’s or such Lender’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction and except for any breach of this Agreement by Secured Party or any Lender or any failure of any Secured Party or any Lender to comply with the requirements of the UCC imposed upon a Secured Party in connection with the enforcement of this Agreement.

(b)                                 Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the fees and expenses of counsel and of any experts and agents, that Secured Party may incur in connection with the custody or preservation of the Collateral, the exercise of rights or remedies hereunder or the failure by any Grantor to perform or observe any of the provisions hereof

(c)                                  The obligations of Grantors in this Section 11 shall survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 12.                 Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification or any waiver given by Grantors, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 22 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 13.                 Notices.

Any notice or other communication herein required or permitted to be given shall be in given and delivered in accordance with Section 13.10 of the Credit Agreement.

SECTION 14.                 Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 15.                 Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in ,any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 16.                 Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 17.                 Governing Law; Rules of Construction.

This Agreement shall in all respects be governed by the laws of the Commonwealth of Pennsylvania.  This Agreement and all of the other Loan Documents shall be construed as if drafted equally by all parties hereto.

SECTION 18.                 Consent to Jurisdiction and Service of Process.

IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY LOAN DOCUMENT OR THE RELATIONSHIP EVIDENCED HEREBY, AND GRANTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF PHILADELPHIA OR BUCKS COUNTY, PENNSYLVANIA, AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA.  GRANTORS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWERS HEREBY WAIVE ANY OBJECTION WHICH GRANTORS MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS.  GRANTORS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND ANY OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, AND ANY OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTORS AT THE ADDRESS SET FORTH ABOVE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE PROVIDING OF NOTICE IN ACCORDANCE WITH THE TERMS HEREOF.  NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHTS OF SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY SECURED PARTY OR LENDERS OF ANY CLAIM, JUDGMENT OR ORDER OBTAINED IN SUCH FORUM, OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT OR OTHERWISE TO ENFORCE SAME, IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

SECTION 19.                 Waiver of Jury Trial.

GRANTORS AND SECURED PARTY, AFTER CONSULTATION WITH THEIR RESPECTIVE COUNSEL, EACH HEREBY WAIVE ANY RIGHT WHICH THEY MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) COMMENCED BY OR AGAINST THEM OR ANY OF THEM IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR IN ANY WAY PERTAINING TO THE FACILITY OR THE RELATIONSHIPS EVIDENCED BY THIS AGREEMENT.

SECTION 20.                 Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 21.                 Definitions.

(a)                                  Each capitalized term utilized in this Agreement that is not defined in this Agreement or the Credit Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

(b)                                 In addition, the following terms used in this Agreement shall have the following meanings:

“Additional Grantor” means an Eligible Affiliate of Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

“Collateral” has the meaning set forth in Section 1 hereof.

“Counterpart” means a counterpart to this Agreement, in substantially the form set forth as Exhibit I attached hereto, entered into by an Eligible Affiliate of Company pursuant to Section 22 hereof.

“Credit Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Event of Default” means any Event of Default as defined in the Credit Agreement.

“Lender” has the meaning set forth in the Credit Agreement.

“Loan Documents” has the meaning set forth in the Credit Agreement. “Secured Obligations” has the meaning set forth in Section 2 hereof. “Eligible Affiliate” has the meaning set forth in the Credit Agreement.

“UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the Commonwealth of Pennsylvania.

SECTION 22.                 Additional Grantors.

The initial Grantors hereunder shall be Company and such of the Eligible Affiliates of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Eligible Affiliates of Company may become Additional Grantors, by executing a Counterpart. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Eligible Affiliate of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Greenwood Financial Inc., a Delaware corporation

By:	/s/ Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

By:	/s/ Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

Masterpiece Homes, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC

[Grantors’ signatures continued on the following page]

Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.
Wheatley Meadows Associates, LLC

By:	/s/ Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP

By:	OHI PA GP, LLC, sole General Partner

	By:	/s/ Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

[Grantors’ signatures continued on the following page]

Orleans RHIL, LP
Realen Homes, L.P.

By:	RHGP, LLC, sole General Partner
	By:	Orleans Homebuilders, Inc.,
Authorized Member

		By:	/s/ Garry P. Herdler
			Name:	Garry P. Herdler
			Title:	Executive Vice President and
Chief Financial Officer

Orleans Homebuilders, Inc., a Delaware corporation

By:	/s/ Garry P. Herdler
	Name:	Garry P. Herdler
	Title:	Executive Vice President and
Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION,
As Administrative Agent, as Secured Party

By:
Name:
Title:

SCHEDULE 1
TO
SECURITY AGREEMENT

Type and Jurisdiction of Organization

	Type of	Jurisdiction of	Organization
Name of Grantor	Organization	Organization	Number

EXHIBIT 1 TO
SECURITY AGREEMENT

[FORM OF COUNTERPART]

COUNTERPART (this “Counterpart”), dated as of                   , is delivered pursuant to Section 22 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of September         , 2008 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the “Security Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Orleans Homebuilders, Inc., the other Grantors named therein, and Wachovia Bank, National Association, as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 22 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

(i)                                     authorizes the Secured Party to add the information set forth on the Schedule to this Agreement to the correlative Schedule attached to the Security Agreement(1);

(ii)                                  agrees that all Collateral of the undersigned, shall become part of the Collateral and shall secure all Secured Obligations; and

(iii)                               makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

(1)  The Schedule to the Counterpart should include the information set forth in Schedule 1 to the Security Agreement.